Exhibit 10.13.1

EXCLUSIVE (EQUITY) AGREEMENT

This Agreement between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Butterfly Network, Inc. (“Butterfly”), a corporation having a principal place of business at 530 Old Whitfield Street, Guilford, CT 06473, is effective on the 28 day of June, 2013 (“Effective Date”).

1	BACKGROUND

Stanford has an assignment of an invention entitled “[***] Wafer Bonding,” which was invented in the laboratory of [***], and is described in Stanford Docket [***]. The invention was made in the course of research supported by Stanford. Stanford wants to have the invention perfected and marketed as soon as possible so that resulting products may be available for public use and benefit. The invention has been licensed to multiple parties.

2	DEFINITIONS

2.1	“Exclusive” means that, subject to Articles 3 and 5 and the Other Licensee, Stanford will not grant further licenses under the Licensed Patents, except under the Non-Exclusive Applications, in the Licensed Field of Use in the Licensed Territory.

2.2	“Fully Diluted Basis” means the total number of shares of Butterfly’s issued and outstanding common stock, assuming:

(A)	the conversion of all issued and outstanding securities convertible into common stock;

(B)	the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(C)	the issuance, grant, and exercise of all securities reserved for issuance pursuant to any Butterfly stock or stock option plan then in effect.

2.3	“Licensed Field of Use” means all ultrasound applications except for the Excluded Applications.

2.4	“Licensed Patent” means Stanford’s [***] (Stanford Docket [***]), any foreign patent application corresponding thereto, and any divisional, continuation, continuation-in-part (to the extent claiming priority to the parent) or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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2.5	“Licensed Product” means a product or part of a product in the Licensed Field of Use the making, using, importing or selling of which by Butterfly or its sublicensee, absent this license, infringes, induces infringement, or contributes to infringement of a Licensed Patent.

2.6	“Licensed Territory” means the world.

2.7	“Net Sales” means all gross revenue derived by Butterfly or sublicensees from Licensed Product. Net Sales excludes the following items (but only as they pertain to the making, using, importing or selling of Licensed Products, are included in gross revenue, and are separately billed):

(A)	[***];

(B)	[***];

(C)	[***]; and

(D)	[***].

2.8	“Nonroyalty Sublicensing Consideration” means any consideration received by Butterfly from a sublicensee hereunder but excluding any consideration for:

(A)	[***];

(B)	[***];

(C)	[***];

(D)	[***] and

(E)	[***].

2.9	“Stanford Indemnitees” means Stanford and Stanford Hospitals and Clinics, and their respective trustees, officers, employees, students, and agents.

2.10	“Sublicense” means any agreement between Butterfly and a third party that contains a grant to Stanford’s Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of Butterfly is not considered a Sublicense.

2.11	“Non-exclusive Applications” means the applications listed in Appendix C.

2.12	“Excluded Applications” means:

(A)	[***];

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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(B)	[***]; and

(C)	[***].

2.13	“Other Licensee” means [***], including any assigns of the foregoing as a particular Stanford licensing agreement in effect or under license discussion as of the Effective Date hereof may allow.

3	GRANT

3.1	Grant. Subject to the terms and conditions of this Agreement, Stanford grants Butterfly a license under the Licensed Patent in the Licensed Field of Use to make, have made, use, import, offer to sell and sell Licensed Product in the Licensed Territory.

3.2	Exclusivity.

(A)	The license is Exclusive, including the right to Sublicense under Article 4, in the Licensed Field of Use, but excluding the Non-exclusive Applications, beginning on the Effective Date and ending on the earlier of:

(1)	December 31, 2023; or

(2)	the 7th anniversary of the date of first sale of any Licensed Product by Butterfly or a sublicensee. Butterfly agrees to promptly inform Stanford in writing of this first sale.

(B)	The license is non-exclusive with respect to the Non-exclusive Applications beginning on the Effective Date and ending when the last Licensed Patent expires.

(C)	Stanford will consider an extension to the Exclusive term if Butterfly provides notice to Stanford, at least [***] ([***]) [***] prior to the Exclusive term, along with information regarding factors that might support extending the Exclusive term.

3.3	Nonexclusivity. After the Exclusive term, the license will be nonexclusive until the last Licensed Patent expires.

3.4	Retained Rights. Stanford retains the right, on behalf of itself and all other non-profit research institutions, to practice the Licensed Patent for any non-profit purpose, including sponsored research and collaborations. Butterfly agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patent against any such institution. Stanford and any such other institution have the right to publish any information included in the Licensed Patent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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3.5	Specific Exclusion. Stanford does not:

(A)	grant to Butterfly any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Licensed Patent;

(B)	commit to Butterfly to bring suit against third parties for infringement; and

(C)	agree to furnish to Butterfly any technology or technological information or to provide Butterfly with any assistance.

4	SUBLICENSING

4.1	Permitted Sublicensing. Butterfly may grant Sublicenses in the Licensed Field of Use during the Exclusive term, excluding the Non-Exclusive Applications, and only if Butterfly is developing or selling Licensed Products. Butterfly may grant Sublicenses in the Licensed Field after the Exclusive Term subject to Stanford’s prior approval on a case by case basis, such approval not to be unreasonably withheld. Sublicenses with any exclusivity must include diligence requirements commensurate with the diligence requirements of Appendix A. Stanford agrees that Butterfly may apportion without discrimination between Butterfly and Stanford patents a commercially reasonable percentage of sublicensing payments made to Stanford pursuant to Section 4.6, provided however that Butterfly provides Stanford with the proposed apportionment and justification prior Butterfly’s payment pursuant to Section 8.1. Stanford and Butterfly agree to meet to discuss such proposed apportionment if in Stanford’s opinion the apportionment does not reasonably reflect the value of the Licensed Patents.

4.2	Required Sublicensing. If Butterfly has not sold and is not aggressively developing (as evidenced by Butterfly’s internal records) Licensed Products in a potential market or market territory for which there is a company willing to be a sublicensee (hereafter “Willing Sublicensee”), Butterfly will, at Stanford’s request, negotiate in good faith a Sublicense with any such Willing Sublicensee. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved [***] for the developing world. Butterfly shall not be required to enter into a Sublicense with a Willing Licensee on any term(s) more favorable than those set forth in this Agreement. If Butterfly and Willing Sublicensee do not enter into a Sublicense within [***] of Willing Sublicensee’s first written request to Butterfly for a Sublicense, Stanford may provide to Butterfly written notice thereof. Butterfly shall have [***] ([***]) [***] from receipt of such notice to finalize a Sublicense with Willing Sublicensee. If Butterfly fails to finalize a Sublicense within such period, Stanford may grant a license directly to such Willing Sublicensee on terms no more favorable than those set forth in this Agreement. In the event of Stanford entering into a license with a Willing Sublicensee as permitted by this section, such Willing Sublicensee will upon execution thereof become an Other Licensee hereunder.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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4.3	Sublicense Requirements. Any Sublicense:

(A)	is subject to this Agreement;

(B)	will reflect that any sublicensee will not further Sublicense;

(C)	will prohibit sublicensee from paying royalties to an escrow or other similar account;

(D)	will expressly include provisions consistent with Articles 8, 9, and 10 for the benefit of Stanford;

(E)	will include the provisions of Section 4.4 and require the transfer of all the sublicensee’s obligations to Butterfly, including the payment of royalties specified in the Sublicense, to Stanford or its designee, if this Agreement is terminated.

4.4	Litigation by Sublicensee. Any Sublicense must include the following clauses:

(A)	In the event sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)	sublicensee will [***] during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the sublicensee is both valid and infringed by a Licensed Product, sublicensee will [***];

(2)	sublicensee will have no right to recoup any royalties paid before or during the period challenge;

(3)	any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, and the parties agree not to challenge personal jurisdiction in that forum;

(4)	sublicensee shall not pay royalties into any escrow or other similar account.

(B)	Sublicensee will provide written notice to Stanford at least [***] prior to bringing an action seeking to invalidate a Licensed Patent. Sublicensee will include with such written notice an identification of all prior art it believes invalidates any claim of the Licensed Patent.

4.5	Copy of Sublicenses and Sublicensee Royalty Reports. Butterfly will submit to Stanford a copy of each Sublicense, any subsequent amendments and all copies of sublicensees’ royalty reports. Beginning with the first Sublicense, the Chief Financial Officer or equivalent will certify annually regarding the name and number of sublicensees.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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4.6	Sharing of Sublicensing Income. In addition to a pass-through earned royalty on Net Sales at the royalty rate specified in Section 7.9, Butterfly will pay to Stanford [***]% of all Nonroyalty Sublicensing Consideration for the sublicense of Licensed Patents.

4.7	Royalty-Free Sublicenses. If Butterfly pays all royalties due Stanford from a sublicensee’s Net Sales, Butterfly may grant that sublicensee a royalty-free or non-cash:

(A)	Sublicense or

(B)	cross-license.

5	SPONSOR RIGHTS

The invention was disclosed to Stanford without any sponsor attribution, other than Stanford.

6	DILIGENCE

6.1	Milestones. Butterfly will diligently develop, manufacture, and sell Licensed Product and will diligently develop markets for Licensed Product. In addition, Butterfly will meet the milestones shown in Appendix A, and notify Stanford in writing as each milestone is met. Butterfly shall have the right to propose alternative milestones, or modifications to the milestones, including for scientific, developmental, and/or commercial reasons. Stanford agrees to consider the reasons given and the efforts made by Butterfly to achieve the milestones.

6.2	Progress Report. By March 1 of each year, Butterfly will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by Butterfly toward meeting this Agreement’s diligence requirements. Each report will describe, where relevant: Butterfly’s progress toward commercialization of Licensed Product, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Product, and significant corporate transactions involving Licensed Product. Butterfly will specifically describe how Licensed Product and Licensed Patent are applicable to this Agreement.

6.3	Clinical Trial Notice. Butterfly will notify Stanford prior to commencing any clinical trials at Stanford.

7	ROYALTIES

7.1	Issue Royalty. Butterfly will pay to Stanford a noncreditable, nonrefundable license issue royalty of $[***] upon signing this Agreement.

7.2	[Intentionally Omitted]

7.3	[Intentionally Omitted]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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7.4	Section 7.4 is set forth in Appendix D of this Agreement.

7.5	Section 7.5 is set forth in Appendix D of this Agreement.

7.6	Section 7.6 is set forth in Appendix D of this Agreement.

7.7	Repurchase Obligation. If Stanford is to conduct any clinical trial on behalf of Butterfly or any agent of Butterfly, upon Stanford’s request, Butterfly will repurchase all Stanford’s equity interest in Butterfly (whether or not acquired pursuant to this Agreement) and Stanford’s right to acquire Butterfly securities under this Agreement will terminate upon the commencement of such trial. Butterfly cannot begin any such trial until Stanford either divests any equity interest in Butterfly or gives written approval for the clinical trial to proceed. The repurchase price for any such equity interest will be the fair market value for that equity at the time Butterfly and Stanford enter into a definitive agreement under which any such clinical research will be performed. Fair market value of publicly traded equity instruments will be determined by taking the average of the closing price for such equity over the five days preceding such date. Fair market value of non-public equity instruments will be at least as high as the greater of:

(A)	the last value placed on any such equity in Butterfly through an arms-length transaction regarding the issuance or sale of any equity in Butterfly; or

(B)	the last value placed on such equity by Butterfly’s Board of Directors in good faith in connection with any transaction purporting to value such equity at fair market value, other than this repurchase of shares from Stanford.

7.8	License Maintenance Fee. Beginning [***] and each [***] until the first sale of a Licensed Product, Butterfly will pay Stanford a yearly license maintenance fee of $[***]. Thereafter, on each [***] Butterfly will pay Stanford a yearly license maintenance fee of $[***]. Yearly maintenance payments are nonrefundable, but they are creditable each year as described in Section 7.11.

7.9	Earned Royalty. Butterfly will pay Stanford earned royalties of [***] percent ([***]%) (Y%) on Net Sales.

7.10	Earned Royalty if Butterfly Challenges the Patent. Notwithstanding the above, should Butterfly bring an action seeking to invalidate any Licensed Patent, Butterfly will pay royalties to Stanford at the rate of [***] x Y percent ([***]xY%) of the Net Sales of all Licensed Products sold during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by Butterfly is both valid and infringed by a Licensed Product, Butterfly will pay royalties at the rate of [***] x Y percent ([***]xY%) of the Net Sales of all Licensed Products sold.

7.11	Creditable Payments. The license maintenance fee for a year may be offset against earned royalty payments due on Net Sales occurring in that year.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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For example:

(A)	if Butterfly pays Stanford a $[***] maintenance payment for year Y, and according to Section 7.9 $[***] in earned royalties are due Stanford for Net Sales in year Y, Butterfly will only need to pay Stanford an additional $[***] for that year’s earned royalties.

(B)	if Butterfly pays Stanford a $[***] maintenance payment for year Y, and according to Section 7.9 $[***] in earned royalties are due Stanford for Net Sales in year Y, Butterfly will not need to pay Stanford any earned royalty payment for that year. Butterfly will not be able to offset the remaining $[***] against a future year’s earned royalties.

7.12	Obligation to Pay Royalties. If certain Licensed Products are made, used, imported, or offered for sale before the date this Agreement terminates, and those Licensed Products are sold after the termination date, Butterfly will pay Stanford an earned royalty for its exercise of rights based on the Net Sales of those Licensed Products.

7.13	No Escrow. Butterfly shall not pay royalties into any escrow or other similar account.

7.14	Currency. Butterfly will calculate the royalty on sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the Wall Street Journal on the close of business on the last banking day of each calendar quarter. Butterfly will make royalty payments to Stanford in U.S. Dollars.

7.15	Non-U.S. Taxes. Butterfly will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.16	Interest. Any payments not made when due will bear interest at the lower of (a) the Prime Rate published in the Wall Street Journal plus [***] basis points or (b) the maximum rate permitted by law.

8	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1	Quarterly Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by Butterfly or a sublicensee, Butterfly will submit to Stanford a written report (even if there are no sales) and an earned royalty payment within [***] days after the end of each calendar quarter. This report will be in the form of Appendix B and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar quarter. The report will include an overview of the process and documents relied upon to permit Stanford to understand how the earned royalties are calculated. With each report Butterfly will include any earned royalty payment due Stanford for the completed calendar quarter (as calculated under Section 7.9).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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8.2	No Refund. In the event that a validity or non-infringement challenge of a Licensed Patent brought by Butterfly is successful, Butterfly will have no right to recoup any royalties paid before or during the period challenge.

8.3	Termination Report. Butterfly will pay to Stanford all applicable royalties and submit to Stanford a written report within [***] days after the license terminates. Butterfly will continue to submit earned royalty payments and reports to Stanford after the license terminates, until all Licensed Products made or imported under the license have been sold.

8.4	Accounting. Butterfly will maintain records showing manufacture, importation, sale, and use of a Licensed Product for [***] years from the date of sale of that Licensed Product. Records will include general-ledger records showing cash receipts and expenses, and records that include: production records, customers, invoices, serial numbers, and related information in sufficient detail to enable Stanford to determine the royalties payable under this Agreement.

8.5	Audit. Butterfly will allow Stanford to designate a third-party independent auditing firm to examine Butterfly’s records (subject to confidentiality, pursuant to a non-disclosure agreement reasonably specified by Butterfly) to verify payments made by Butterfly under this Agreement.

8.6	Paying for Audit. Stanford will pay for any audit done under Section 8.5. But if the audit reveals an underreporting of earned royalties due Stanford of [***]% or more for the period being audited, Butterfly will pay the audit costs.

9	EXCLUSIONS AND NEGATION OF WARRANTIES

9.1	Negation of Warranties. Stanford provides Butterfly the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose,

(B)	of non-infringement or

(C)	arising out of any course of dealing.

9.2	No Representation of Licensed Patent. Butterfly also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patent, or

(B)	that the exploitation of Licensed Patent or Technology will be successful.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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10	INDEMNITY

10.1	Indemnification. Butterfly will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to the exercise of any rights granted Butterfly under this Agreement or the breach of this Agreement by Butterfly.

10.2	No Indirect Liability. Neither party shall be liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.

10.3	Workers’ Compensation. Butterfly will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

10.4	Insurance. During the term of this Agreement, Butterfly will maintain Comprehensive General Liability Insurance, including Product Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of Butterfly and its sublicensees. The insurance will provide minimum limits of liability of $[***] and will include all Stanford Indemnitees as additional insureds. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best. Within [***] days of the Effective Date of this Agreement, Butterfly will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements. Butterfly will provide to Stanford [***] days prior written notice of cancellation or material change to this insurance coverage. Butterfly will advise Stanford in writing that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All insurance of Butterfly will be primary coverage; insurance of Stanford and Stanford Hospitals and Clinics will be excess and noncontributory.

11	EXPORT

Butterfly and its affiliates and sublicensees shall comply with all United States laws and regulations controlling the export of licensed commodities and technical data. (For the purpose of this paragraph, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible or intangible technical information that is subject to US export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the US Department of the Treasury (31 CFR 500-600).

Among other things, these laws and regulations prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. Butterfly hereby gives written assurance that it will comply with, and will cause its affiliates and sublicensees to comply with all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its affiliates or sublicensees, and that it will indemnify, defend and hold Stanford harmless for the consequences of any such violation.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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12	MARKING

Before any Licensed Patent issues, Butterfly will mark Licensed Product with the words “Patent Pending.” Otherwise, Butterfly will mark Licensed Product with the number of any issued Licensed Patent.

13	STANFORD NAMES AND MARKS

Butterfly will not identify Stanford in any promotional statement, or otherwise use the name of any Stanford faculty member, employee, or student, or any trademark, service mark, trade name, or symbol of Stanford or Stanford Hospitals and Clinics, including the Stanford name, unless Butterfly has received Stanford’s prior written consent. Permission may be withheld at Stanford’s sole discretion. Stanford hereby consents to Butterfly identifying [***] (“[***]”) [***] as an advisor to Butterfly and a member of Butterfly’s scientific advisory board, provided however that Butterfly has permission for such identification by [***].

14	PROSECUTION AND PROTECTION OF PATENTS

14.1	Patent Prosecution. Stanford will be responsible for preparing, filing, and prosecuting broad and extensive patent claims (including any interference or reexamination actions) and for maintaining all Licensed Patents.

14.2	Infringement Procedure. Butterfly will promptly notify Stanford if it believes a third party infringes a Licensed Patent or if a third party files a declaratory judgment action with respect to any Licensed Patent. Stanford will use reasonable efforts to enforce the Licensed Patents. If Stanford is unable to stop a suspected infringement, Stanford agrees to meet in good faith with Butterfly to discuss a mutually acceptable course of action to stop such infringement, including but not limited to, permitting Butterfly to enforce such Licensed Patent at its expense.

15	TERMINATION

15.1	Termination by Butterfly. Butterfly may terminate this Agreement by giving Stanford written notice at least 30 days in advance of the effective date of termination selected by Butterfly.

15.2	Termination by Stanford.

(A)	Subject to the exception at the end of this Section 15.2, Stanford may also terminate this Agreement if Butterfly:

(1)	is materially delinquent on any payment;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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(2)	is not diligently developing and commercializing Licensed Product;

(3)	materially misses a milestone described in Appendix A;

(4)	is in material breach of any substantive provision; or

(5)	knowingly provides any false report or is materially delinquent on any report.

(B)	Termination under this Section 15.2 will take effect 60 days after written notice by Stanford unless Butterfly remedies the problem in that 60-day period.

If Butterfly does not satisfy its obligations under 15.2(A)(2), 15.2(A)(3), or 15.2(A)(5), and does not remedy the problem as provided in 15.2(B), then this Agreement shall not terminate (but shall remain subject to termination in accordance with the teams hereof) and the license granted under this Agreement shall convert to non-exclusive.

15.3	Surviving Provisions. Surviving any termination or expiration are:

(A)	Butterfly’s obligation to pay royalties accrued or accruable;

(B)	any claim of Butterfly or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)	the provisions of Articles 8, 9, and 10 and any other provision that by its nature is intended to survive.

16	ASSIGNMENT

16.1	Permitted Assignment by Butterfly. Subject to Section 16.3, Butterfly may assign this Agreement as part of a sale or change of control, regardless of whether such a sale or change of control occurs through an asset sale, stock sale, merger or other combination, or any other transfer of:

(A)	Butterfly’s entire business; or

(B)	that part of Butterfly’s business that exercises all rights granted under this Agreement.

16.2	Any Other Assignment by Butterfly. Any other attempt to assign this Agreement by Butterfly is null and void.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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16.3	Conditions of Assignment. Prior to any assignment, the following conditions must be met:

(A)	Butterfly must give Stanford [***] days prior written notice of the assignment, including the new assignee’s contact information; and

(B)	the new assignee must agree in writing to Stanford to be bound by this Agreement; and

(C)	Stanford must have received a $[***] assignment fee.

16.4	After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 16, Butterfly will be released of liability under this Agreement and the term “Butterfly” in this Agreement will mean the assignee.

16.5	Bankruptcy. In the event of a bankruptcy, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales, of Licensed Product.

17	DISPUTE RESOLUTION

17.1	Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.

17.2	Request for Arbitration. Either party may request such arbitration. Stanford and Butterfly will mutually agree in writing on a third party arbitrator within [***] days of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3	Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.

17.4	Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.

17.5	Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, California, and the parties agree not to challenge personal jurisdiction in that forum.

18	NOTICES

18.1	Legal Action. Butterfly will provide written notice to Stanford at least [***] prior to bringing an action seeking to invalidate any Licensed Patent or a declaration of non-infringement. Butterfly will include with such written notice an identification of all prior art it believes invalidates any claim of the Licensed Patent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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18.2	All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to Butterfly are mailed or emailed to:

Name:	Butterfly Network, Inc.
Address:	530 Old Whitfield St.

Guilford, CT 06437

Attn: President & Legal Dept.

Email:	[***]

All financial invoices to Butterfly (i.e., accounting contact) are e-mailed to:

Name:	Darlene Allen
Email:	[***]

All progress report invoices to Butterfly (i.e., technical contact) are e-mailed to:

Name:	Greg Charvat, Tyler Ralston & Nevada Sanchez
Email:	[***]

All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing

El Camino Real

Palo Alto, CA 94306-1106

[***]

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing

Department #44439

P.O. Box 44000

San Francisco, CA 94144-4439

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing

El Camino Real

Palo Alto, CA 94306-1106

[***]

Either party may change its address with written notice to the other party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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19	MISCELLANEOUS

19.1	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

19.2	Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

19.3	Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

19.4	Exclusive Forum. The state and federal courts having jurisdiction over Stanford, California, United States of America, provide the exclusive forum for any court action between the parties relating to this Agreement. Butterfly submits to the jurisdiction of such courts, and waives any claim that such a court lacks jurisdiction over Butterfly or constitutes an inconvenient or improper forum.

19.5	Headings. No headings in this Agreement affect its interpretation.

19.6	Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANDFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ka
Name:	Katharine Ka
Title:	Director Technology Licensing
Date:	June 28, 2013

BUTTERFLY NETWORK, INC.

Signature:	/s/ Alex Morgan
Name:	Alex Morgan
Title:	General Counsel
Date:	6/28/13

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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Appendix A - Milestones

1.	By [***], Butterfly will provide Stanford a detailed document covering Butterfly’s plans as to projected product development, markets and sales forecasts, manufacturing and operations, and financial forecasts until at least $[***] (“Business Plan”). Stanford will treat this Business Plan as confidential information and to protect it as Stanford would its own confidential information.

2.	By [***], Butterfly will have $[***] of available non-contingent, operating capital to proceed with the manufacturing scale-up of Licensed Product. Capital will be from [***] and unused capital will be on deposit in a financial institutional acceptable to both Stanford and Butterfly.

3.	By [***], Butterfly will [***].

4.	By [***], Butterfly will [***].

5.	By [***], Butterfly will [***].

6.	Butterfly or a sublicensee must [***].

7.	By [***], Butterfly will [***].

8.	By [***], Butterfly will [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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Appendix B — Sample Reporting Form

Stanford Docket No. S

This report is provided pursuant to the license agreement between Stanford University and (Company Name)

License Agreement Effective Date:

Name(s) of Licensed Products being reported:

Report Covering Period
Yearly Maintenance Fee	$
Number of Sublicenses Executed
Gross Revenue	$
Net Sales	$
Royalty Calculation
Royalty Subtotal	$
Credit	$
Royalty Due	$

Comments:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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Appendix C — Non-exclusive Applications

1 - [***]

2 - [***]

3 - [***]

4 - [***]

5 - [***]

6 - [***]

7 - [***]

8 - [***]

9 - [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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Appendix D — Equity Purchase Rights

7.4	[***] Purchase Right. In any private offering of Butterfly’s equity securities (or securities convertible into or exercisable for Butterfly’s equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing held on or after the date of this Agreement, Stanford may purchase for cash up to [***] securities issued in such offering. This right will expire following [***]. Notwithstanding the foregoing, this Section 7.4 will not apply to [***]; provided, however, that [***].

7.5	Future Offerings; Limitation on Right to Purchase. In any private offering of Butterfly’s equity securities (or securities convertible into or exercisable for Butterfly’s equity securities) in exchange for cash (or in satisfaction of debt issued for cash), Stanford may purchase for cash that number of the securities issued in such offering as is necessary for Stanford to maintain its pro rata ownership interest in Butterfly on a Fully-Diluted Basis. For the avoidance of doubt, if both Section 7.4 and this Section 7.5 apply to an offering, the provision granting Stanford the superior rights will govern.

7.6       Purchase Terms and Procedures; Financial Information; Notices.

(A)       In any offering subject to Section 7.4 or 7.5:

(1)	Butterfly will give Stanford notice [***];

(2)	Stanford’s purchase right shall be [***],

regardless of the [***]; provided, however, [***];

(3)	Stanford may elect to exercise its right of purchase, in whole or in part, by notice given to Butterfly within [***] Stanford business days (i.e., days other than Saturdays, Sundays, and holidays or other days on which Stanford is officially closed) after receipt of Butterfly’s notice; and

(4)	If Stanford elects not to purchase, or fails to give an election notice within such period, Stanford’s purchase right will not apply to the offering if (and only if and to the extent) it is consummated within [***] days on the same or less favorable (to the investor) terms as stated in Butterfly’s notice to Stanford.

(B)	If there is a conflict between the terms of this Agreement and those of any Butterfly investor rights or similar agreement to which Stanford is a party, this Agreement will prevail.

(C)	Stanford’s rights under Sections 7.4 and 7.5 will not apply to [***].

(D)	In the event of the closing of a firm commitment underwritten public offering of Butterfly’s common stock, the rights granted in Sections 7.4 and 7.5 will terminate (in addition to any earlier termination pursuant to their terms) immediately before, and shall not apply to, such closing.

(E)	Butterfly shall furnish to Stanford, as promptly as reasonably practicable, [***].

(F)	Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.3 through and including Section 7.6 shall be copied concurrently to [***]; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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